UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2002


                            AmeriVest Properties Inc.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)

            Maryland                      1-14462                84-1240264
            --------                      -------                ----------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          1780 South Bellaire Street Suite 515, Denver, Colorado 80222
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 297-1800
                                 --------------
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Metropolitan Dallas Office Building. On September 5, 2002, we completed the acquisition of the Parkway Centre II office building (the "Property"). The Property is located in Plano, Texas and contains approximately 152,000 rentable square feet and is located on 6.4 acres of land. The aggregate purchase price for the Property was $22,000,000, which was paid through the assumption of the existing $17,000,000 loan from J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "J.P. Morgan Chase Loan") and the balance paid in cash from a portion of the proceeds of our May 2002 public offering.

The Property was purchased from Tennessee Walker Ltd. (the "Seller"), an unrelated party. The purchase price of the Property was determined through negotiations between the Seller and us.

The J.P. Morgan Chase Loan bears interest at LIBOR plus 195 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on August 10, 2004. This loan may be prepaid at any time without penalty.

For a more complete description of this transaction, please see the Agreement for Purchase and Sale between us and the Seller dated June 17, 2002 (the "Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1, and our press release dated September 5, 2002, a copy of which is attached hereto as
Exhibit 99.1.

The schedules and exhibits to the Purchase Agreement, a listing of which are included therein, have not been filed herewith. The schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

     Independent Auditors' Report                                           F-1

     Statements of Revenue and Certain Expenses for the six months ended
     June 30, 2002 (unaudited) and for the year ended December 31, 2001     F-2

     Notes to Statements of Revenue and Certain Expenses                    F-3

(b) Unaudited Pro Forma Financial Information:

     Pro Forma Financial Information (unaudited)                            F-5

     Pro Forma Consolidated Balance Sheet as of June 30, 2002 (unaudited)   F-6

     Pro Forma Consolidated Statements of Operations (unaudited):

               For the six months ended June 30, 2002                       F-7
               For the year ended December 31, 2001                         F-8

     Notes to Pro Forma Consolidated Financial Statements (unaudited)       F-9

     Statement of Estimated Taxable Operating Results and Cash to be
     Made Available by Operations for the Year ended December 31, 2001
     (unaudited)                                                            F-11

     Note to Statement of Estimated Taxable Operating Results and Cash
     to be Made Available by Operations (unaudited)                         F-12

(c) Exhibits:

Exhibit Number      Exhibit Title
--------------      -------------
2.1                 Agreement for Purchase and Sale between AmeriVest Properties
                    Inc. and Tennessee Walker Ltd. dated June 17, 2002 (Parkway
                    Centre II)

99.1                Press Release dated September 5, 2002*

* Previously filed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERIVEST PROPERTIES INC.


November 12, 2002
                                              By: /s/ D. Scott Ikenberry
                                              ----------------------------------
                                              D. Scott Ikenberry
                                              Chief Financial Officer

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of
     AmeriVest Properties Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Parkway Centre II Office Building in Plano, Texas (the "Property") for the year ended December 31, 2001. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Parkway Centre II Office Building for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP



Denver, Colorado
October 4, 2002

                        PARKWAY CENTRE II OFFICE BULDING
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                  For the Six      For the Year
                                                  Months Ended        Ended
                                                    June 30,       December 31,
                                                      2002             2001
                                                   ----------       ----------
                                                  (unaudited)
REVENUE:
     Rental revenue                                $1,567,925       $3,076,561
     Other revenue                                    270,926          555,492
                                                   ----------       ----------

                    Total revenue                   1,838,851        3,632,053
                                                   ----------       ----------


CERTAIN EXPENSES:
     Operating expenses
                                                      186,196          393,840
     Repairs and maintenance                           19,169           33,380
     Utilities                                        107,816          182,954
     Real estate taxes                                238,421          472,844
     Management fees                                   38,994           81,539
                                                   ----------       ----------

                    Total expenses                    590,596        1,164,557
                                                   ----------       ----------

EXCESS OF REVENUE OVER CERTAIN
     EXPENSES                                      $1,248,255       $2,467,496
                                                   ==========       ==========


   The accompanying notes are an integral part of these financial statements.

                        PARKWAY CENTRE II OFFICE BULDING
               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                DECEMBER 31, 2001


NOTE 1 - BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses reflects the operations of the Parkway Centre II Office Building ("Parkway Centre II" or the "Property"). The Property consists of one office building located in Plano, Texas. The Property contains approximately 152,000 rentable square feet and is located on 6.4 acres of land. As of December 31, 2001, the Property had an occupancy percentage of 100%.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries ("AmeriVest") from an unrelated party on September 5, 2002 for $22,000,000, which was paid through the assumption of the existing $17,000,000 loan from J.P. Morgan Chase Commercial Mortgage Securities Corporation and the balance paid in cash from a portion of the proceeds of the May 2002 public offering. In addition, AmeriVest incurred approximately $305,000 in related acquisition fees and costs, of which $251,910 represents the advisory fee earned by Sheridan Realty Advisors, LLC, a related party, in connection with the acquisition in accordance with the Property Management and Advisory Agreement.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)
-------------------------------

In the opinion of management, the unaudited interim information as of June 30, 2002 included herein contains all adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2002. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 2 - OPERATING LEASES

The Property's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2001, are as follows:

               Year Ending December 31:
                    2002                         $ 3,096,123
                    2003                           2,850,131
                    2004                           2,605,654
                    2005                           1,114,978
                    2006                             478,900
                    Thereafter                       120,556
                                                 -----------
                                                 $10,266,342
                                                 ===========

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the revenues for the year ended December 31, 2001, and the corresponding percentage of the future minimum revenues above:

                          Percentage of       Percentage of Future
            Tenant        2001 Revenues         Minimum Revenues
            ------        -------------         ----------------
              A               14.2%                   15.1%
              B               15.6%                   17.5%


Tenant A is an insurance company and tenant B is an information technology company.

NOTE 3 - MANAGEMENT AGREEMENT

The Property is currently being managed by a third-party property manager for a fee equal to 2% of the gross rental receipts.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)


The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2002 as adjusted for the acquisition of Parkway Centre II, as if the transaction had occurred on June 30, 2002.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 combine the historical operations of AmeriVest with the historical operations of Parkway Centre II as if the transaction had occurred on January 1, 2001.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and Parkway Centre II. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.


                             AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED BALANCE SHEET
                                            JUNE 30, 2002
                                             (unaudited)


                                                                   Acquisition
                                                   AmeriVest        of Parkway          Pro Forma
                                                 (Historical)       Centre II           Combined
                                                 -------------    -------------       -------------
ASSETS
   Investment in Real Estate
      Land                                       $  14,137,891    $   3,980,537 (b)   $  18,118,428
      Building and improvements                     68,778,039       18,133,558 (b)      86,911,597
      Furniture, fixtures and equipment                326,450             --               326,450
      Tenant improvements                            2,238,305             --             2,238,305
      Tenant leasing commissions                       374,335             --               374,335
      Less: accumulated depreciation and
              amortization                          (4,441,680)            --            (4,441,680)
                                                 -------------    -------------       -------------

         Net Investment in Real Estate              81,413,340       22,114,095         103,527,435

   Cash and cash equivalents                        21,416,676       (5,241,600)(a)      16,175,076
   Escrow deposits                                     647,918          556,178 (b)       1,204,096
   Investment in unconsolidated affiliate            1,212,560             --             1,212,560
   Due from related party                            2,456,831             --             2,456,831
   Accounts receivable                                 837,054             --               837,054
   Deferred rent receivable                            511,157             --               511,157
   Deferred financing costs, net                       530,145           54,535 (c)         584,680
   Prepaid expenses, escrows and other assets        1,237,639             --             1,237,639
                                                 -------------    -------------       -------------

                    Total Assets                 $ 110,263,320    $  17,483,208       $ 127,746,528
                                                 =============    =============       =============


LIABILITIES
   Mortgage loans and notes payable              $  59,250,786    $  17,000,000 (c)   $  76,250,786
   Accounts payable and accrued expenses               990,452             --               990,452
   Due to related party                                182,173          251,910 (d)         434,083
   Accrued real estate taxes                           762,925          238,421 (b)       1,001,346
   Prepaid rents and security deposits                 956,429          183,692 (b)       1,140,121
   Dividends payable                                 1,360,807             --             1,360,807
                                                 -------------    -------------       -------------

                    Total Liabilities               63,503,572       17,674,023          81,177,595
                                                 -------------    -------------       -------------

STOCKHOLDERS' EQUITY
   Common stock                                         10,886             --                10,886
   Capital in excess of par value                   54,325,242           61,095 (e)      54,386,337
   Distributions in excess of accumulated
              earnings                              (7,576,380)        (251,910)(d)      (7,828,290)
                                                 -------------    -------------       -------------

                    Total Stockholders' Equity      46,759,748         (190,815)         46,568,933
                                                 -------------    -------------       -------------

 Total Liabilities and Stockholders' Equity      $ 110,263,320    $  17,483,208       $ 127,746,528
                                                 =============    =============       =============


                    See notes to the pro forma consolidated financial statements.

                                                 F-6

                              AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JUNE 30, 2002
                                              (unaudited)


                                                        Historical
                                                --------------------------
                                                                 Parkway      Pro Forma         Pro Forma
                                                 AmeriVest      Centre II    Adjustments        Combined
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 7,154,870    $ 1,838,851   $      --         $ 8,993,721
                                                -----------    -----------   -----------       -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,773,486        303,948          --           2,077,434
      Real estate taxes                             624,822        238,421          --             863,243
      Management fees                                59,882         38,994        (3,625)(f)        95,251
   General and administrative expenses              731,634          9,233          --             740,867
   Interest expense                               1,818,526           --         329,601 (g)     2,148,127
   Depreciation and amortization expense          1,391,079           --         226,669 (h)     1,617,748
                                                -----------    -----------   -----------       -----------

                                                  6,399,429        590,596       552,645         7,542,670
                                                -----------    -----------   -----------       -----------

OTHER INCOME/LOSS
   Interest income                                   52,897           --            --              52,897
   Equity in loss of unconsolidated affiliate       (44,046)          --            --             (44,046)
                                                -----------    -----------   -----------       -----------

                                                      8,851           --            --               8,851
                                                -----------    -----------   -----------       -----------

NET INCOME                                      $   764,292    $ 1,248,255   $  (552,645)      $ 1,459,902
                                                ===========    ===========   ===========       ===========

NET INCOME PER COMMON SHARE
     Basic                                      $      0.10                                    $      0.19
                                                ===========                                    ===========

     Diluted                                    $      0.10                                    $      0.19
                                                ===========                                    ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        7,698,139                                      7,698,139
                                                ===========                                    ===========

     Diluted                                      7,879,376                                      7,879,376
                                                ===========                                    ===========


                     See notes to the pro forma consolidated financial statements.

                                                  F-7

                                 AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                         YEAR ENDED DECEMBER 31, 2001
                                                  (unaudited)


                                                          Historical
                                                 ----------------------------
                                                                   Parkway       Pro Forma          Pro Forma
                                                  AmeriVest       Centre II     Adjustments          Combined
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING REVENUE
   Rental revenue                                $ 10,944,383    $  3,632,053   $       --         $ 14,576,436
                                                 ------------    ------------   ------------       ------------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                            2,643,448         551,028           --            3,194,476
      Real estate taxes                             1,132,819         472,844           --            1,605,663
      Management fees                                 523,687          81,539         99,521 (f)        704,747
   General and administrative expenses                677,845          59,146           --              736,991
   Advisory fee                                          --              --          251,910 (d)        251,910
   Impairment of deferred rents receivable            326,113            --             --              326,113
   Interest expense                                 3,181,697            --          980,608 (g)      4,162,305
   Depreciation and amortization expense            2,244,435            --          453,339 (h)      2,697,774
                                                 ------------    ------------   ------------       ------------

                                                   10,730,044       1,164,557      1,785,378         13,679,979
                                                 ------------    ------------   ------------       ------------

OTHER INCOME/LOSS
   Interest income                                    135,075            --             --              135,075
   Equity in loss of unconsolidated affiliates        (17,366)           --             --              (17,366)
                                                 ------------    ------------   ------------       ------------

                                                      117,709            --             --              117,709
                                                 ------------    ------------   ------------       ------------

INCOME BEFORE GAIN ON SALE
   OF REAL ESTATE                                     332,048       2,467,496     (1,785,378)         1,014,166

GAIN ON SALE OF REAL ESTATE                         1,156,445            --             --            1,156,445
                                                 ------------    ------------   ------------       ------------

NET INCOME                                       $  1,488,493    $  2,467,496   $ (1,785,378)      $  2,170,611
                                                 ============    ============   ============       ============

NET INCOME PER COMMON SHARE
     Basic                                       $       0.32                                      $       0.46
                                                 ============                                      ============

     Diluted                                     $       0.31                                      $       0.45
                                                 ============                                      ============

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                          4,680,719                                         4,680,719
                                                 ============                                      ============

     Diluted                                        4,801,307                                         4,801,307
                                                 ============                                      ============


                          See notes to the pro forma consolidated financial statements.

                                                      F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Parkway Centre II by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2002 as adjusted for the acquisition of Parkway Centre II as if the transaction had occurred on June 30, 2002.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 combine the historical operations of AmeriVest with the historical operations of Parkway Centre II as if the transaction had occurred on January 1, 2001.

These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for Parkway Centre II consists of the following:

           Purchase price                               $ 22,000,000
           Escrow deposits                                   556,178
           Estimated acquisition costs                        53,000
           Loan origination fees                              54,535
           Less: mortgage loan                           (17,000,000)
           Less: credit for accrued real estate taxes       (238,421)
           Less: credit for security deposits               (183,692)
                                                        ------------
           Cash paid                                    $  5,241,600
                                                        ============

(b) The purchase price of Parkway Centre II was allocated to the assets and liabilities based on estimated fair values.

(c) The loan in the amount of $17,000,000 from J.P. Morgan Chase Commercial Mortgage Securities Corporation bears interest at LIBOR plus 195 basis points, due in monthly installments of interest only, with the principal and accrued interest due on August 10, 2004. This loan may be prepaid at any time without penalty. AmeriVest paid a 0.25% loan assumption fee plus additional loan costs, which have been capitalized and are being amortized over the life of the loan.

(d) Advisory fee of $251,910 earned by Sheridan Realty Advisors, LLC in connection with the acquisition of Parkway Centre II in accordance with the Property Management and Advisory Agreement. This fee was capitalized on acquisitions completed prior to January 1, 2002; however, due to the amendment of the Property Management and Advisory Agreement, the advisory fee is being expensed beginning in 2002.

(e) Fair value of 88,543 incentive warrants earned by Sheridan Realty Advisors, LLC in connection with the acquisition of Parkway Centre II in accordance with the Property Management and Advisory Agreement.

(f) Pursuant to the Property Management and Advisory Agreement, Sheridan Realty Advisors, LLC would have earned a 5% management fee through December 31, 2001 and a third-party property manager would have earned a 2% management fee effective January 1, 2002. Adjustment to management fees as follows:

                                             Six Months Ended     Year Ended
                                               June 30, 2002   December 31, 2001
                                               -------------   -----------------
   Management fees in accordance with the
      property management agreements             $  35,369         $ 181,060
   Less: historical management fees                (38,994)          (81,539)
                                                 ---------         ---------
   Pro forma adjustment                          $  (3,625)        $  99,521
                                                 =========         =========

(g) Interest expense to be recognized related to the mortgage loan. Includes loan interest (assumed interest rates of 3.77% and 5.66% for the six months ended June 30, 2002 and the year ended December 31, 2001, respectively) and the amortization of the loan origination fee.

(h) Depreciation expense calculated assuming a 40-year useful life.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the six months ended June 30, 2002 and the year ended December 31, 2001 is computed based on the weighted average number of common shares outstanding during the periods presented.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (unaudited)


The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Parkway Centre II) based upon the pro forma consolidated statement of operations for the year ended December 31, 2001. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.



Revenue                                                              $14,471,752
                                                                     -----------

Expenses
     Operating expenses                                                3,194,476
     Real estate taxes                                                 1,605,663
     Management fees                                                     704,747
     General and administrative expenses                                 736,991
     Advisory fee                                                        251,910
     Interest expense                                                  4,162,305
     Depreciation and amortization expense                             1,611,346
                                                                     -----------

                    Total expenses                                    12,267,438
                                                                     -----------

Estimated Taxable Operating Income                                     2,204,314

     Add back depreciation and amortization expense                    1,611,346
                                                                     -----------

Estimated Cash to be Made Available by Operations                    $ 3,815,660
                                                                     ===========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (unaudited)


NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Parkway Centre II to land (18%) and building (82%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.